UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2019

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on October 15, 2018 (the “Petition Date”), Sears Holdings Corporation (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), on April 17, 2019, the Debtors filed a proposed Joint Chapter 11 Plan with the Bankruptcy Court, on May 16, 2019, the Debtors filed an amended proposed Joint Chapter 11 Plan with the Bankruptcy Court, and on June 28, 2019, the Debtors filed a Second Amended Joint Chapter 11 Plan with the Bankruptcy Court.

The Chapter 11 Cases are being jointly administered under the caption “In re Sears Holdings Corporation, et al., Case No. 18-23538.” Documents filed on the docket of and other information related to the Chapter 11 Cases are available free of charge online at https://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Current Report on Form 8-K (this “Form 8-K”) and shall not be deemed incorporated by reference in this Form 8-K.

Confirmation of Revised Modified Second Amended Joint Chapter 11 Plan and Treatment of Claims and Interests

On September 13, 2019, the Debtors filed a Modified Second Amended Joint Chapter 11 Plan with the Bankruptcy Court. On October 1, 2019, the Debtors filed a Revised Modified Second Amended Joint Chapter 11 Plan (the “Plan”) with the Bankruptcy Court.

On October 15, 2019, the Bankruptcy Court entered an order, Docket No. 5370 (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order, with a copy of the Plan as confirmed attached thereto, is attached as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference. Any description of the terms of the Plan in this Form 8-K are qualified in their entirety to Exhibit 2.1 to this Form 8-K. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

The effective date of the Plan (the “Effective Date”) is subject to the satisfaction of all conditions precedent to the Plan, including that all definitive documentation shall be in form and substance reasonably acceptable to the Debtors and the official committee of unsecured creditors; the waiver of administrative or superpriority administrative expense claim in the Chapter 11 Cases by KCD IP, LLC; all actions, documents, agreements, approvals, and consents necessary to implement and consummate the Plan shall have been effected, executed, and obtained; and full funding of the Carve Out Account. Although the Debtors are targeting occurrence of the Effective Date as soon as reasonably practicable, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

The Plan provides for the orderly wind down of the Debtors’ Estates and the following treatment of claims against and interests in the Debtors:

•	All Priority Tax Claims, Priority Non-Tax Claims, and Secured Claims will be paid in full on the Effective Date in accordance with the applicable sections of the Plan.

•

All Administrative Expense Claims will be paid in full on the Effective Date in accordance with the applicable sections of the Plan, subject to the Administrative Expense Claims Consent Program (described below).

•

Holders of the PBGC Claims will receive a single Allowed General Unsecured Claim in the amount of $800 million and the Liquidating Trust Priority Interest, which entitles PBGC to and be secured by the first $97.5 million of Net Proceeds of Specified Causes of Action and Other Causes of Action (after payment in full of senior Claims), provided that the PBGC will not participate in any distribution of Excess PBGC Amounts in accordance with Section 9.2(a)(viii) of the Plan.

•

Holders of General Unsecured Claims (other than Guarantee Claims and General Unsecured Claims at Kmart Corp.) will receive their pro rata share of certain Liquidating Trust Interests and shall be satisfied from Net Proceeds of General Assets, proceeds from the Wind Down Account, and Net Proceeds of the Specified Causes of Action and the Credit Bid Release Consideration (after payment in full of all senior Claims).

•

Holders of Guarantee Claims and General Unsecured Claims at Kmart Corp. will receive their pro rata share of certain enhanced Liquidating Trust Interests (as compared to holders of General Unsecured Claims at all other Debtors) and will be satisfied from Net Proceeds of General Assets, proceeds from the Wind Down Account, Net Proceeds of the Specified Causes of Action and the Credit Bid Release Consideration (after payment in full of all senior Claims and the PBGC Liquidating Trust Priority Interest), and Excess PBGC Amounts.

•

Holders of ESL Unsecured Claims (other than at Kmart Corp.) will receive their pro rata share of certain Liquidating Trust Interests and will be satisfied from Net Proceeds of General Assets and proceeds from the Wind Down Account (after payment in full of all senior Claims and the PBGC Liquidating Trust Priority Interest).

•

Holders of ESL Unsecured Claims at Kmart Corp. will receive their pro rata share of certain enhanced Liquidating Trust Interests (as compared to ESL Unsecured Claims at all other Debtors) and will be satisfied from Net Proceeds of General Assets, proceeds from the Wind Down Account (after payment in full of all Administrative Expense Claims, Priority Non-Tax Claims, Priority Tax Claims, Other 507(b) Priority Claims, Secured Claims, and the PBGC Liquidating Trust Priority Interest), and Excess PBGC Amounts.

On the Effective Date, all Liquidating Trust Assets of the Debtors will be transferred to the Liquidating Trust in accordance with the Plan and all Debtors shall be dissolved without the necessity for any other or further actions to be taken by or on behalf of such dissolving Debtor or its stockholder(s) or any payments to be made in connection therewith, other than the filing of a certificate of dissolution with the appropriate governmental authorities. All directors and officers of the dissolved Debtors shall be deemed to have resigned in their capacity as of the Effective Date.

Settlements, Administrative Expense Claims Consent Program, Releases, and Exculpations

Below is a summary of the key terms of various settlements incorporated in the Plan:

•

PBGC Settlement: The PBGC Settlement provides for settlement of PBGC’s Claims, the consensual termination of the Pension Plans, PBGC’s support of the Plan, mutual releases, and the PBGC’s agreement to take all reasonable actions to ensure that any claim of KCD against the Debtors is waived in full.

•

Plan Settlement: The Plan Settlement resolves inter-estate and inter-creditor issues in relation to Intercompany Claims, and provides for the settlement of substantive consolidation. All of the Debtors’ Assets will be consolidated and treated as Liquidating Trust Assets, and holders of certain claims that may be adversely impacted by the consolidation will receive an appropriate Plan Settlement Premium.

•

Creditors’ Committee Settlement: The Creditors’ Committee Settlement provides for the settlement of post-Effective Date corporate governance and the selection process for the Liquidating Trustee and the Primary Trust Liquidation Counsel.

Pursuant to the Administrative Expense Claims Consent Program, each holder of an Administrative Expense Claim who affirmatively opts in to the Program will be entitled to a pro rata share of an initial cash distribution of $21 million on or about December 1, 2019, and will receive 75% of their Allowed Administrative Expense Claim amount in full and final satisfaction of such Claim. Further, each holder of an Administrative Expense Claim who does not affirmatively opt in to or timely opt out of such Program will be entitled an accelerated distribution (subject to certain reserves necessary to continue to administer the Estates and pursue affirmative Estate litigation), and will receive 80% of their Allowed Administrative Expense Claim amount in full and final satisfaction of such Claim. Holders of an Administrative Expense Claim that affirmatively opt out of the Administrative Expense Claims Consent Program retain the right to receive payment of the Allowed 100% of such Claim, but payment of such Claim shall not occur earlier than the Effective Date and holders of opt-out Claims will not participate in any distribution until the Plan has become effective or the Settled Administrative Expense Claims have been satisfied in full in accordance with the Administrative Expense Claims Consent Program.

The Plan also provides releases and exculpations for the benefit of the Debtors, the Creditors’ Committee, and other parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article XV of the Plan.

Treatment of the Company’s Common Stock and Warrants to Purchase Common Stock under the Plan

Pursuant to the Plan, the Company’s common stock and warrants to purchase shares of common stock outstanding immediately before the Effective Date will be cancelled and of no further force or effect after the Effective Date. As of October 16, 2019, the Company had (i) 410,956,500 shares of common stock outstanding and (ii) 21,993,338 warrants to purchase shares of common stock outstanding, which warrants shall expire on December 15, 2019 (assuming the Effective Date has not yet occurred).

Certain Information Regarding Assets and Liabilities of the Company

Information as to the assets and liabilities of the Debtors as of the most recent practicable date was included in the Monthly Operating Report for the period from August 4, 2019 to August 31, 2019 (discussed further below, the “August Monthly Operating Report”), which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or any of its subsidiaries. The August Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The August Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the August Monthly Operating Report is complete. Results set forth in the August Monthly Operating Report should not be viewed as indicative of future results.

Item 7.01	Regulation FD Disclosure.

On October 18, 2019, the Debtors filed with the Bankruptcy Court their monthly operating report for the period beginning July 7, 2019 and ending August 3, 2019 (the “July Monthly Operating Report”), and the August Monthly Operating Report (together with the July Monthly Operating Report, each, a “Monthly Operating Report” and together, the “Monthly Operating Reports”). The July Monthly Operating Report and the August Monthly Operating Report are attached hereto, respectively, as Exhibits 99.1 and 99.2, and are incorporated herein by reference. The information set forth in Item 7.01 of this Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Reports and other filings with the Bankruptcy Court related to the Chapter 11 Cases, are available electronically at http://restructuring.primeclerk.com/sears. Documents and other information available on such website are not part of this Form 8-K and shall not be deemed incorporated by reference in this Form 8-K.

Cautionary Statement Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Reports were not audited or reviewed by independent accountants, were not prepared in accordance with generally accepted accounting principles in the United States, are in a format prescribed by applicable bankruptcy laws or rules, and are subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are complete. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.

As previously reported in a Form 12b-25 filed on April 18, 2019, the Company will not file an Annual Report on Form 10-K for the fiscal year ended February 2, 2019 or any quarterly reports on Form 10-Q for subsequent periods ended prior to the confirmation of the Plan of Liquidation. Instead, through the Effective Date, the Company will file Current Reports on Form 8-K containing (i) disclosure of all material events in the Chapter 11 Cases and any other information required by the instructions to Form 8-K and (ii) as exhibits, the operating reports and any other documents that include unaudited financial information that are filed by the Company with the Bankruptcy Court.

Forward-Looking Statements

Various statements in this Form 8-K or documents referred to herein, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, and/or the Monthly Operating Reports are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended and/or the Private Securities Litigation Reform Act of 1995, as applicable. All statements, other than statements of historical facts, included in this filing that address activities, events or developments that the Company expects, believes, targets or anticipates will or may occur in the future are forward-looking statements. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to risks relating to the Debtors’ ability to satisfy (or obtain waivers of) the conditions precedent to the Effective Date and the Debtors’ ability to pay the Administrative Expense Claims (as they may be reduced under section 1129(a)(9) of the Bankruptcy Code and therefore whether and/or when the Effective Date will occur; with respect to distributions under the Plan, (i) the Debtors’ ability to make such distributions (including the timing and amount of proceeds to be realized through (a) the monetization of certain non-litigation assets, (b) the assumption of 503(b)(9) claims by Transform Holdco LLC (“Transform”), an affiliate of ESL Investments, Inc. (“ESL”), which Transform is disputing, and (c) certain litigation assets, including preference actions, prepetition related party transaction claims against ESL and D&O insurance, and (ii) whether the actual amount of Allowed Claims varies from the Debtors’ feasibility analysis and, if so, whether the variation is material; the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, risks associated with third-party motions in the Chapter 11 Cases; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Plan states that the common stock and warrants will be cancelled on the Effective Date; risks relating to the Company’s ability to implement the Plan; as well as other risk factors set forth in the Plan included as part of Exhibit 2.1 hereto. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Order (I) Confirming Modified Second Amended Joint Chapter 11 Plan of Sears Holdings Corporation and its Affiliate Debtors and (II) Granting Related Relief, dated October 15, 2019

99.1	Monthly Operating Report for the period ended August 3, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

99.2	Monthly Operating Report for the period ended August 31, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

Exhibit Index

Exhibit No.	Exhibit

2.1	Order (I) Confirming Modified Second Amended Joint Chapter 11 Plan of Sears Holdings Corporation and its Affiliate Debtors and (II) Granting Related Relief, dated October 15, 2019

99.1	Monthly Operating Report for the period ended August 3, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

99.2	Monthly Operating Report for the period ended August 31, 2019, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Mohsin Meghji
Mohsin Meghji
Chief Restructuring Officer

Dated: October 21, 2019